NON-BROKERED PRIVATE PLACEMENT AGREEMENT

THIS AGREEMENT is dated and effective as of May 1, 2013 (the "**Effective Date**"), between Teckmine Industries, Inc. (the "**Company**"), having a business address at 17622 La Entrada Drive, Yorba Linda, California, USA 92886, and Wolverton Securities Ltd., having a business address at 17th Floor, 777 Dunsmuir Street, Vancouver, BC, V7Y 1J5 (the "**Finder**").

Background

A. The Company seeks to complete a financing (the "**Offering**") of up to 10,000,000 common shares ("**Shares**") at a price of US$0.25 per Share as disclosed in its subscription agreement.

B. The Finder may, but is under no obligation to do so, introduce to the Company persons who wish to participate in the Offering.

In consideration of the mutual covenants and agreements contained in this Agreement and for other good and valuable consideration (the receipt and sufficiency of which is acknowledged by each of the parties), the parties agree as follows:

1. Fees

1.1. The Company shall pay the Finder a fee (the "**Fee**") of 10.00% of the gross proceeds of the Offering attributable to purchasers ("**Purchasers**") (i) introduced to the Company by the Finder or (ii) introduced to the Offering by the Finder, in each case for the purpose of participating in the Offering, payable in cash by certified cheque to the Finder. In addition, subject to execution by the Finder of the Accredited Investor Certificate attached hereto as Schedule A (the "**Certificate**"), and subject to regulatory approval, the receipt of which the Company will use its commercially reasonable efforts to obtain, the Company will issue to the Finder that number of common shares of the Company (the "**Finder's Shares**") equal to 8.00% of the number of Shares issued to the Purchasers in the Offering.

1.2. The obligation of the Company to pay the Fee and issue the Finder's Shares as set out herein is subject to the completion of the Offering. On the closing date of the Offering, the Company shall pay the Fee and issue the Finder's Shares to the Finder and deliver such to the Finder at the Finder's address first noted above.

2. Relationship Between Parties

2.1. The Company represents, warrants and covenants to and with the Finder that:

(a) with the exception of forecasts, projections or estimates referred to in this Section 2.1, all information and other data relating to the Company

furnished by or on behalf of the Company to the Finder is, or, in the case of historical information, was at the date of preparation, and all information provided to the Finder after the date of this Agreement shall be true, accurate, complete and correct in all material respects, and does not, did not and will not, as the case may be, contain a Misrepresentation;

(b) any projections and forecasts relating to the Company provided by or on behalf of the Company to the Finder have been, and any such projections and forecasts prepared after the date of this Agreement will be, prepared in good faith with the assistance of competent professional advisors and are based upon assumptions which, in light of the circumstances under which they are made, are reasonable;

(c) the Company is not aware of any undisclosed facts or information that could materially impact upon such projections and forecasts; and

(d) the Company will, at the Company's expense, arrange for legal counsel to provide a legal opinion and any such other documentation as is necessary to effect the resale of the Finder's Shares in compliance with applicable US and Canadian securities laws.

"Misrepresentation" means an untrue statement of a material fact or an omission to state a material fact that is required to be stated or necessary to prevent a statement that is made from being false or misleading in the circumstances in which it was made.

2.2. The Finder shall be responsible for ensuring compliance with all applicable laws and regulatory requirements in respect of its activities relating to this Agreement.

2.3. Nothing contained in this Agreement shall be construed as:

(a) creating any obligation on the Finder to market the Offering or solicit Purchasers for the Offering; or

(b) constituting the Finder an agent of the Company, it being acknowledged that the Finder will, if and to the extent there are any Purchasers, be acting exclusively as the agent for the Purchasers in connection with the Offering.

2.4. The Finder represents, warrants and acknowledges that:

(a) it is an "accredited investor" as defined in National Instrument 45-106, and has evidenced such status by duly completing and delivering the Certificate;

(b) the Finder's Shares will be subject to the same resale restrictions under applicable securities laws as the Shares that are issuable pursuant to the Offering, and will bear a legend denoting such restrictions;

(c) the Finder is legally entitled in the Finder's jurisdiction of incorporation and the jurisdiction where each Purchaser is resident, to receive a fee for the introduction contemplated hereby;

(d) the Finder is not a U.S. Person (as defined in Regulation S of the United States *Securities Act of 1933*, as amended (the "**Securities Act**")), is outside the United States when receiving and executing this Agreement and is acquiring the Finder's Shares as principal for its own account, as applicable, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in such Finder's Shares;

(e) None of the Finder's Shares may be offered or sold to a U.S. Person or for the account or benefit of a U.S. Person (other than a distributor) prior to the end of the Distribution Compliance Period (as defined below);

(f) the statutory and regulatory basis for the exemption claimed for the offer and issuance of the Finder's Shares, although in technical compliance with Regulation S, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the Securities Act;

(g) the Finder is acquiring the Finder's Shares as principal for investment purposes only and not with a view to resale or distribution and, in particular, the Finder has no intention to distribute, either directly or indirectly, any of the Finder's Shares in the United States or to U.S. Persons;

(h) the Finder understands and agrees that offers and sales of any of the Finder's Shares prior to the expiration of a period of 12 months after the date of original issuance of the Finder's Shares (the 12 month period hereinafter referred to as the "**Distribution Compliance Period**") shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the Securities Act or an exemption therefrom, and that all offers and sales after the Distribution Compliance Period shall be made only in compliance with the registration provisions of the Securities Act or an exemption therefrom and in each case only in accordance with applicable state securities laws;

(i) the Finder acknowledges that it has not acquired the Finder's Shares as a result of, and will not itself engage in, any "directed selling efforts" (as defined in Regulation S under the Securities Act) in the United States in

respect of any of the Finder's Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Finder's Shares; provided, however, that the Finder may sell or otherwise dispose of any of the Finder's Shares pursuant to registration of any of the Finder's Shares pursuant to the Securities Act and any applicable state securities laws or under an exemption from such registration requirements and as otherwise provided herein.

2.5. The Finder agrees that the representations, warranties and covenants of the Finder in this Agreement will be true and correct both as of the execution of this Agreement and as at the closing date of the Offering.

3. General Provisions

3.1. The Company will comply in all respects with all applicable laws, rules and policies in connection with the Offering.

3.2. This Agreement shall enure to the benefit of and be binding upon the successors and assigns of the parties to this Agreement.

3.3. This Agreement constitutes the entire agreement between the parties with respect to its subject matter, and supersedes any prior understandings and agreements between the parties with respect to its subject matter. Further, there is no agreement, commitment, arrangement or understanding between the parties pursuant to which the Finder will act as advisor, agent or underwriter or member of a selling group in respect of the Offering or in respect of a subsequent offering of securities of the Company. There are no representations, warranties, forms, conditions, undertakings or collateral agreements, express implied or statutory between the parties other than as expressly set forth in this Agreement.

3.4. No amendment to this Agreement shall be valid or binding unless set forth in writing and duly executed by both parties. No waiver of any breach of any term or provision of this Agreement shall be effective or binding unless made in writing and signed by the party purporting to give it and, unless otherwise provided in the written waiver, shall be limited to the specific breach waived.

3.5. Any demand, notice or other communication (a "Communication") to be made or given in connection with this Agreement shall be made or given in writing and may be made or given by personal delivery or by registered mail addressed to the recipient at the addresses of the parties provided on the first page of this Agreement or such other address or individual as may be designated by notice by either party to the other. Any Communication made or given by personal delivery shall be conclusively deemed to have been given on the day of actual delivery and, if made or given by registered mail, on the 4th day, other than a Saturday, Sunday or statutory holiday in British Columbia, following the deposit thereof in the

mail. If the party giving any Communication knows or ought reasonably to know of any difficulties with the postal system which might affect the delivery of the mail, any such Communication shall not be mailed but shall be given by personal delivery.

3.6. Each party must from time to time execute and deliver all such further documents and instruments and do all acts and things as the other party may reasonably require to effectively carry out or better evidence or perfect the full intent and meaning of this Agreement.

3.7. This Agreement shall be governed by and construed in accordance with the laws of British Columbia.

3.8. If applicable, this Agreement is subject to the approval of the Company's principal regulator.

3.9. This Agreement may be executed in two counterparts and by facsimile, each of which shall be deemed to be an original and both of which together will constitute one agreement, effective as of the date given above notwithstanding the actual date of execution.

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THE PARTIES, intending to be legally bound, have executed this Agreement as of the date set forth on the first page.

WOLVERTON SECURITIES LTD.
By: ______________________
Rose Zanic, C.A.
Senior Vice-President, Corporate Finance

TECKMINE INDUSTRIES, INC.
By: ______________________
(Authorized Signatory)
PRESIDENT

SCHEDULE A
ACCREDITED INVESTOR CERTIFICATE

In connection with the entry into the Non-Brokered Private Placement Agreement dated May 1, 2013 (the "**Agreement**") between Wolverton Securities Ltd. (the "**Finder**") and Teckmine Industries, Inc. (the "**Issuer**"), and the proposed issuance of the Finder's Shares (as defined in the Agreement), the Finder represents and warrants to the Issuer that the Finder satisfies one or more of the categories indicated below (please place an "X" on the appropriate lines):

______	Category 1	a Canadian financial institution, or a Schedule III bank
______	Category 2	the Business Development Bank of Canada incorporated under the *Business Development Bank of Canada Act* (Canada)
______	Category 3	a subsidiary of any person referred to in Category 1 or 2, if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary
__X__	Category 4	a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer, other than a person registered solely as a limited market dealer under one or both of the *Securities Act* (Ontario) or the *Securities Act* (Newfoundland and Labrador)
______	Category 5	an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in Category 4
______	Category 6	the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada
______	Category 7	a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l'ile de Montreal or an intermunicipal management board in Québec
______	Category 8	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government
______	Category 9	a pension fund that is regulated by the Office of the Superintendent of Financial Institutions (Canada) a pension commission or similar regulatory authority of a jurisdiction of Canada
______	Category 10	an individual who, either alone or with a spouse, beneficially owns financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000
______	Category 11	an individual whose net income before taxes exceeded $200,000 in each of the two (2) most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two (2) most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year
______	Category 12	an individual who, either alone or with a spouse, has net assets of at least $5,000,000
______	Category 13	a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements
______	Category 14	an investment fund that distributes or has distributed its securities only to
		(a) a person that is or was an accredited investor at the time of the distribution;

(b) a person that acquires or acquired securities in the circumstances referred to in sections 2.10 of National Instrument 45-106 [*Minimum amount investment*] or 2.19 of National Instrument 45-106 [*Additional investment in investment funds*]; or

(c) a person described in paragraph (a) or (b) that acquires or acquired securities under section 2.18 of National Instrument 45-106 [*Investment fund reinvestment*]

_____Category 15 an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Quebec, the securities regulatory authority, has issued a receipt

_____Category 16 a trust company or trust corporation registered or authorized to carry on business under the *Trust and Loan Companies Act* (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be

_____Category 17 a person acting on behalf of a fully managed account managed by that person, if that person

(a) is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction; and

(b) in Ontario, is purchasing a security that is not a security of an investment fund

_____Category 18 a registered charity under the *Income Tax Act* (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded

_____Category 19 an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in Categories 1 to 4 or Category 9 in form and function

_____Category 20 a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors

_____Category 21 an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser

_____Category 22 a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as an accredited investor.

Dated May 1, 2013.

WOLVERTON SECURITIES LTD.

X ____________________

Authorized Signatory

Rose Zanic

Print Name

For the purposes hereof:

(a) "accredited investor" means a person who meets the criteria in any of the above categories;

(b) "Canadian financial institution" means:

(i) an association governed by the *Cooperative Credit Associations Act* (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act; or

(ii) a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada;

(c) "eligibility adviser" means

(i) a person that is registered as an investment dealer and authorized to give advice with respect to the type of security being distributed; and

(ii) in Saskatchewan or Manitoba, also means a lawyer who is a practicing member in good standing with a law society of a jurisdiction of Canada or a public accountant who is a member in good standing of an institute or association of chartered accountants, certified general accountants or certified management accountants in a jurisdiction of Canada provided that the lawyer or public accountant must not:

(A) have a professional, business or personal relationship with the issuer, or any of its directors, executive officers, founders or control persons, and

(B) have acted for or been retained personally or otherwise as an employee, executive officer, director, associate or partner of a person that has acted for or been retained by the issuer or any of its directors, executive officers, founders or control persons within the previous 12 months;

(d) "financial assets" means

(i) cash,

(ii) securities, or

(iii) a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

(e) "fully managed account" means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client's express consent to a transaction;

(f) "investment fund" means a mutual fund or a non-redeemable investment fund, and, for great certainty in British Columbia, includes an employee venture capital corporation and a venture capital corporation as such terms are defined in National Instrument 81-106 *Investment Fund Continuous Disclosure*;

(g) "non-redeemable investment fund" means an issuer:

(i) whose primary purpose is to invest money provided by its securityholders;

(ii) that does not invest

(A) for the purpose of exercising or seeking to exercise control of an issuer, other than an issuer that is a mutual fund or a non-redeemable investment fund, or

(B) for the purpose of being actively involved in the management of any issuer in which it invests, other than an issuer that is a mutual fund or a non-redeemable investment fund, and

(iii) that is not a mutual fund;

(h) "person" includes

(i) an individual;

(ii) a corporation;

(iii) a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not; and

(iv) an individual or other person in that person's capacity as a trustee, executor, administrator or personal or other legal representative;

(i) "related liabilities" means

(i) liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or

(ii) liabilities that are secured by financial assets;

(j) "Schedule III bank" means an authorized foreign bank named in Schedule III of the *Bank Act* (Canada);

(k) "spouse" means, an individual who,

(i) is married to another individual and is not living separate and apart within the meaning of the *Divorce Act* (Canada), from the other individual,

(ii) is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or

(iii) in Alberta, is an individual referred to in paragraph (i) or (ii), or is an adult interdependent partner within the meaning of the *Adult Interdependent Relationships Act* (Alberta); and

(l) "subsidiary" means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary.